SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 1, 2010
Synthetic Fixed-Income Securities, Inc., on behalf of:

STRATSSM TRUST FOR BOEING SECURITIES, SERIES 2004-1

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-70808-1	52-2316339
001-32031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Synthetic Fixed Income Securities, Inc.
301 South College
Charlotte, North Carolina	28288
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 214-6282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The STRATSSM Trust for Boeing Securities, Series 2004-1, which we refer to herein as the “Trust,” was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATSSM Certificates Series Supplement 2004-1 in respect of the Trust dated as of January 23, 2004.

Item 8.01. OTHER EVENTS

Pursuant to the Trust Agreement, the Trust has released the attached NOTICE OF CALL WARRANT EXERCISE ON UNDERLYING SECURITIES to the holders of the Certificates.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is filed as part of this report:

99.1	NOTICE OF CALL WARRANT EXERCISE ON UNDERLYING SECURITIES

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthetic Fixed-Income Securities, Inc.

By:	/s/ John Bellissimo
Name:	John Bellissimo
Title:	Director

Date: June 3, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	NOTICE OF CALL WARRANT EXERCISE ON UNDERLYING SECURITIES